Exhibit 4.1
NEW 360
INCORPORATED UNDER THE LAWS OP THE STATE OF CALIFORNIA
COMMON STOCK CUSIP64887P 10 8
TWs Certifies that
The Htcofti holder of
FULLY PAID AND NON-ASSESSABLE SHARES Of THE COMMON STOCK, NO PAR VALUE, OF
NEW 360 on the of the Corporation by the holder hereof in person or by duly authorized attorney upon syrrender of this property endorsed, Thisis not yni! countersigned by the Transfer Agent and Registrar. Witness the sea! of the Corporation and the signatures of its duly aylhorized
Dated;

NEW 360
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT	–	as tenants by the entireties		(Cust)	(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)
			UNIF TRF MIN ACT -	Custodian (until age )
(Cust)
under Uniform Transfer
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

For Value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSlGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.